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EXHIBIT 10.3

WHEN RECORDED RETURN TO:
Commercial Loan Services
KY1-4340
P.O. Box 33035
Louisville, KY 40232-3035

[CHASE LOGO]
                                                            COLLATERAL MORTGAGE,
                           ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT


UNITED STATES OF AMERICA
STATE OF LOUISIANA
PARISH OF ORLEANS

      BE IT KNOWN, that on this ___________ day of ____________________, 20____, before me, a Notary Public for this Parish and State, and in the presence of the undersigned competent witnesses, personally came and appeared:

Blackwater New Orleans, L.L.C., whose address is 4006 Highway 44, Garyville, LA 70051, and whose Tax Identification Number is XX-XXXX3617 (the "Mortgagor"), who declared to me, Notary, that the Mortgagor has executed a Collateral Mortgage Note dated December 23, 2008 in the principal amount of $7,000,000.00 payable to the order of BEARER, on demand, and bearing interest at the rate of 12.00% per annum from date until paid, which Collateral Mortgage Note is paraphed "Ne Varietur" for identification with this Mortgage by the Notary Public before whom this Mortgage is passed. A copy of the Collateral Mortgage Note is attached as an exhibit and is expressly made a part of this Mortgage by reference, and the original Collateral Mortgage Note has been delivered to the Mortgagee, who acknowledges its receipt.

The Mortgagor declared that the Collateral Mortgage Note has been or will be pledged to JPMorgan Chase Bank, N.A., whose mailing address is 201 St. Charles Avenue, New Orleans, LA 70170, and whose Tax Identification Number is 13-4994650 (the "Mortgagee") for the purpose of securing any and all present and future indebtedness that the Borrower may obtain or incur, from time to time and one or more times, from the Mortgagee and any future holder(s) of the Collateral Mortgage Note.

And now, in order to secure the prompt and punctual payment and satisfaction of the Collateral Mortgage Note and the Liabilities, the Mortgagor MORTGAGES AND WARRANTS to the Mortgagee all of the Mortgagor's right, title and interest, now owned or hereafter acquired, in the "Premises." The Premises includes the following:

      (1) The immovable property, and all the existing or subsequently affixed or erected buildings, structures and improvements on it, situated in Jefferson Parish, Louisiana, described as:

            See Exhibit "A" Attached Hereto and Made a Part Hereof for All Purposes Intended;

      Commonly known as 660 Labauve Drive, Westwego, Louisiana 70094;

      (2) All easements, rights-of-way, licenses, privileges and hereditaments appurtenant to or used in connection with the Premises;

      (3) All land lying in the bed of any road, street, alley or the like, opened, proposed or vacated, public or private, or any strip or gore, adjoining the Premises;

      (4) All machinery, apparatus, equipment, fittings, fixtures and articles of personal property of every kind and nature whatsoever located now or in the future in or upon the Premises and used or useable in connection with any present or future operation of the Premises (the "Equipment"). It is agreed that all Equipment is part of the Premises and appropriated to the use of the real estate and, whether affixed or annexed or not, shall for the purposes of this Mortgage, unless the Mortgagee shall otherwise elect, be deemed conclusively to be real estate and mortgaged and warranted to the Mortgagee;

      (5) All mineral, coal, oil, gas and water rights, royalties, water courses, ditch rights, water and water stock, timber and timber rights, if any;


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      (6) All insurance, condemnation and other awards or payments, including interest, made as a result of: (a) the exercise of the right of eminent domain, (b) the alteration of the grade of any street, (c) any loss of or damage to any building or other improvement on the Premises, (d) any other injury to or decrease in the value of the Premises, (e) any refund due on account of the payment of real estate taxes, assessments or other charges levied against or imposed upon the Premises and (f) the reasonable attorneys' and fees and court costs;

      (7) All present and future (a) leases, subleases, licenses and other agreements for the use and/or occupancy of the Premises, oral or written, including, without limitation, all extensions, renewals, replacements and holdovers (collectively, the "Leases") and (b) rents, revenues, income, issues, royalties, profits, bonuses, accounts, cash, security deposits, advance rents and other payments and/or benefits, of every kind or nature, derived from the Leases and/or the Premises, including, without limitation, the Mortgagor's right to enforce Leases and to receive and collect all payments and proceeds under the Leases (collectively, the "Rents");

      (8) All rights to make divisions of the real estate comprising the Premises that are exempt from the platting requirements of all applicable land division or platting acts, as amended from time to time; and

      (9) All licenses, contracts, permits and agreements required or used in connection with the ownership, maintenance or operation of the Premises.

The Premises are unencumbered except for liens for taxes and assessments not yet due and payable, building and use restrictions of record, zoning ordinances, and any other encumbrances disclosed to the Mortgagee in writing as of the date of this Mortgage ("Permitted Encumbrances"). If the Premises are encumbered by Permitted Encumbrances, the Mortgagor shall perform all obligations and make all payments as required by the Permitted Encumbrances. The Mortgagor shall provide the Mortgagee copies of all writings pertaining to Permitted Encumbrances and the Mortgagee is authorized to request and receive that information from any other person without the consent or knowledge of the Mortgagor.

The Mortgagor expressly confesses judgment for purposes of executory process in favor of the Mortgagee for the full amount of the Liabilities in conformity with La. R. S. 9:3590. The Mortgagor hereby expressly waives the benefit of appraisement, as provided in Articles 2332, 2336, 2723, and 2724 of the Louisiana Code of Civil Procedure, and all other laws conferring the same. The Mortgagor further expressly waives demand, putting in default, citation and all notices and delays, including the three-day notice provided by Articles 2639 and 2721, and the notice of seizure provided by Articles 2293 and 2721 of the Louisiana Code of Civil Procedure. The Mortgagor further expressly consents to the use of executory process to enforce the Liabilities and this Mortgage. The Premises shall remain mortgaged and subject to the security interests granted in this Mortgage even though the Liabilities may be reduced to zero, until the cancellation of this Mortgage by written instrument executed by the Mortgagee or its assignee. THIS MORTGAGE SECURES FUTURE ADVANCES.

The term "Borrower" means the Mortgagor or any other person or entity liable to the Mortgagee under any instrument or agreement described in the definition of "Liabilities" herein, whether under any promissory note, guaranty, letter of credit application, this Mortgage, any other Related Documents or otherwise.

This Mortgage secures the Liabilities.

The term "Liabilities" means all indebtedness, liabilities and obligations of every kind and character of each Borrower to the Mortgagee, whether the indebtedness, liabilities and obligations are individual, joint or several (solidary), contingent or otherwise, now or hereafter existing, including, without limitation, all liabilities, interest, costs and fees, arising under or from any note, open account, overdraft, credit card, lease, Rate Management Transaction, letter of credit application, endorsement, surety agreement, guaranty, acceptance, foreign exchange contract or depository service contract, whether payable to the Mortgagee or to a third party and subsequently acquired by the Mortgagee, any monetary obligations (including interest) incurred or accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, regardless of whether allowed or allowable in such proceeding, and all renewals, extensions, modifications, consolidations, rearrangements, restatements, replacements or substitutions of any of the foregoing. The Mortgagor and the Mortgagee specifically contemplate that Liabilities include indebtedness hereafter incurred by the Borrower to the Mortgagee. The term "Liabilities" includes, without limitation, the following:

      (1) That certain Term Note, dated December 23, 2008 in the original principal amount of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00), executed and delivered by Blackwater New Orleans, L.L.C. to the Mortgagee; and

      (2) The performance of all of the promises and agreements contained in this Mortgage.

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The maximum principal sum secured by this Mortgage shall not exceed
$50,000,000.00 at any one time outstanding. This Mortgage shall not apply to any obligation or debt incurred for personal, household or family purposes unless the note or guaranty evidencing such personal, household or family debt expressly states that it is secured by this Mortgage.

The term "Rate Management Transaction" in this Mortgage means any transaction (including an agreement with respect thereto) now existing or hereafter entered into by any Borrower and the Mortgagee, which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option, derivative transaction or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

The term "Related Documents" in this Mortgage means all loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, or any other instrument or document executed in connection with any of the Liabilities.

The Mortgagor promises and agrees with the Mortgagee that each of the following is true and will remain until termination of this Mortgage and full and final payment of all Liabilities:

1. PAYMENT OF LIABILITIES; PERFORMANCE OF OBLIGATIONS. The Mortgagor shall promptly pay when due, whether by acceleration or otherwise, the Liabilities for which the Mortgagor is liable, and shall promptly perform all obligations to which the Mortgagor has agreed under the terms of this Mortgage and any of the other Related Documents.

2. TAXES AND LIENS. The Mortgagor shall pay, when due, before any interest, collection fees or penalties shall accrue, all taxes, assessments, fines, impositions, and other charges which may become a lien prior to this Mortgage. Should the Mortgagor fail to make those payments, the Mortgagee may at its option and at the expense of the Mortgagor, pay the amounts due for the account of the Mortgagor. Upon the request of the Mortgagee, the Mortgagor shall immediately furnish to the Mortgagee all notices of amounts due and receipts evidencing payment. The Mortgagor shall promptly notify the Mortgagee of any lien on all or any part of the Premises and shall promptly discharge any unpermitted lien or encumbrance.

3. CHANGE IN TAXES. In the event of the passage of any law or regulation, state, federal or municipal, subsequent to the date of this Mortgage, which changes or modifies the laws now in force governing the taxation of mortgages or debts secured by mortgages, or the manner of collecting those taxes, the Liabilities shall become due and payable immediately at the option of the Mortgagee. 4.

4. INSURANCE. The Mortgagor shall keep the Premises and the present and future buildings and other improvements (the "Improvements") on the Premises continuously insured for the benefit of the Mortgagee, at replacement cost for the full insurable value, without any reduction based upon the Mortgagor's acts, against fire and such other hazards and risks customarily covered by the standard form of extended coverage endorsement available in the state where the Premises are located, including risks of vandalism and malicious mischief. The Mortgagor shall further at all times provide flood insurance covering all Improvements and tangible personal property, if any, located on the Premises, if the Premises are at any time determined by the Mortgagee to be situated in an area designated as a Special Flood Hazard Area under the Flood Disaster Protection Act of 1973, as amended by the National Flood Insurance Reform Act of 1994 and regulations issued under it (the "Flood Insurance Act"). Such flood insurance policy shall be in the amount required by the Mortgagee (which may exceed the amount required under the Flood Insurance Act) and include a non-contributing mortgagee clause naming the Mortgagee as mortgagee. The Mortgagor shall additionally provide such other appropriate insurance as the Mortgagee may require from time to time. All insurance policies and renewals must be in form and substance acceptable to the Mortgagee, must provide for payment to the Mortgagee in the event of loss, regardless of any act or omission by the Mortgagor, must require thirty (30) days notice to the Mortgagee in the event of nonrenewal or cancellation and must be delivered to the Mortgagee within thirty (30) days prior to their respective effective dates. Should the Mortgagor fail to insure or fail to pay the premiums on any insurance or fail to deliver the policies or certificates or renewals to the Mortgagee, then the Mortgagee, at its option, may have the insurance written or renewed, and may pay the premiums, for the account of the Mortgagor. In the event of loss or damage, the proceeds of the insurance shall be paid to the Mortgagee alone. No loss or damage shall itself reduce the Liabilities. The Mortgagee is authorized to adjust and compromise a loss without the consent of the Mortgagor, to collect, receive and receipt for any proceeds in the name of the Mortgagee and the Mortgagor and to endorse the Mortgagor's name upon any check in payment of proceeds. The proceeds shall be applied first toward reimbursement of all costs and expenses of the Mortgagee in collecting the proceeds and then toward payment of the Liabilities or any portion of it, whether or not then due or payable, or the Mortgagee, at its option, may apply the proceeds, or any part of the

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proceeds, to the repair or rebuilding of the Premises provided that the
Mortgagor (a) is not then or at any time during the course of restoration of the Premises in default under this Mortgage and (b) has complied with all requirements for application of the proceeds to restoration of the Premises as the Mortgagee, in its sole discretion may establish. The Mortgagor shall also provide and maintain comprehensive general liability insurance in such coverage amounts as the Mortgagee may request, with the Mortgagee being named as an additional insured on such policies. Evidence of the renewal of such liability insurance shall be delivered to the Mortgagee at the same time as evidence of the renewal of the property insurance required above must be delivered to the Mortgagee. If the Mortgagor fails to provide such liability insurance, and/or the renewals thereof, or fails to pay the premiums on such liability insurance when such premiums are due, then the Mortgagee may have such liability insurance written or renewed, and may pay the premiums, for the account of the Mortgagor.

5. RESERVES FOR TAXES AND INSURANCE. The Mortgagor shall, if requested by the Mortgagee, pay to the Mortgagee, at the time of and in addition to the scheduled installments of principal and/or interest due under the Liabilities, a sum equal to (a) the amount estimated by the Mortgagee to be sufficient to enable the Mortgagee to pay, at least thirty (30) days before they become due and payable, all taxes, assessments and other similar charges levied against the Premises, plus (b) the amount of the annual premiums on any policies of insurance required to be carried by the Mortgagor, divided by (c) the number of installments due each year ((a) and (b) are collectively referred to as the "Charges"). Upon notice at any time, the Mortgagor will, within ten (10) days, deposit such additional sum as may be required for the payment of increased Charges. These sums may be commingled with the general funds of the Mortgagee and no interest shall be payable on them, nor shall these sums be deemed to be held in trust for the benefit of the Mortgagor. Notwithstanding payment of any sums by the Mortgagor to the Mortgagee under the terms of this Section, the Mortgagee shall have no obligation to pay any Charges. The obligation of the Mortgagor to pay the Charges is not affected or modified by the arrangements set out in this Section. Payment by the Mortgagee on any one or more occasions of all or any part of the Charges shall not be construed as obligating it to pay any Charges on any other occasion. If the Mortgagee elects to pay any Charge, it shall not be required to do so at any time prior to the date on which penalties, interest or collection fees begin to accrue. If the Mortgagee elects to pay any premium on any policy of insurance required to be carried by the Mortgagor, it may do so at any time prior to the cancellation of the policy.

In the event of foreclosure of this Mortgage, any of the moneys then remaining on deposit with the Mortgagee or its agent shall be applied against the Liabilities prior to the commencement of foreclosure proceedings. Any default by the Mortgagor in the performance of the provisions of this Section shall constitute a default under this Mortgage.

6. WASTE/ABANDONMENT. The Mortgagor shall not abandon the Premises, commit or permit waste on the Premises, or do any other act causing the Premises to become less valuable. The Mortgagor will keep the Premises in good order and repair and in compliance in all material respects with any law, regulation, ordinance or contract affecting the Premises and, from time to time, will make all needful and proper replacements so that all fixtures, improvements and Equipment will at all times be in good condition, fit and proper for their respective purposes. Without limitation of the foregoing, nonpayment of the Charges shall constitute waste. Should the Mortgagor fail to effect any necessary repairs, the Mortgagee may, at its option and at the expense of the Mortgagor, make the repairs for the account of the Mortgagor. The Mortgagor shall use and maintain the Premises in conformance with all applicable laws, ordinances and regulations. The Mortgagee or its authorized agent shall have the right to enter upon and inspect the Premises at all reasonable times. The Mortgagor unconditionally agrees to timely pay all fees with respect to inspections of the Premises.

7. ALTERATIONS, REMOVAL. No building, structure, improvement, fixture, personal property or Equipment constituting any part of the Premises shall be removed, demolished or substantially altered without the prior written consent of the Mortgagee.

8. PAYMENT OF OTHER OBLIGATIONS. The Mortgagor shall also pay all other obligations which may become liens or charges against the Premises for any present or future repairs or improvements made on the Premises, or for any other goods, services, or utilities furnished to the Premises and shall not permit any lien or charge of any kind securing the repayment of borrowed funds (including the deferred purchase price for any property) to accrue and remain outstanding against the Premises.

9. ASSIGNMENT OF LEASES AND RENTS. As additional security for the Liabilities, the Mortgagor, by executing and delivering this Mortgage, absolutely, unconditionally, irrevocably and immediately assigns, grants, conveys and sets over unto the Mortgagee all of the Mortgagor's right, title and interest in and to all Leases and Rents. Copies of existing Leases and Lease amendments have been delivered to the Mortgagee. The Mortgagor will provide copies of any future Leases and Lease amendments to the Mortgagee.

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Subject to the license granted to the Mortgagor below, the Mortgagee shall have the complete right and authority, at any time from and after the occurrence of any default in the payment or performance of any of the Liabilities or the occurrence of any default under this Mortgage, to collect and receive the Rents. For this purpose, the Mortgagee is hereby given and granted the following rights, powers and authority: (a) the Mortgagee may send notices to any and all tenants of the Premises advising them of this assignment and directing all the Rents to be paid directly to the Mortgagee or the Mortgagee's agent; (b) the Mortgagee may (i) enter upon and take possession of the Premises, (ii) demand, collect and receive from the tenants (or from any other persons liable therefor) all of the Rents, (iii) institute and carry on all legal proceedings necessary for the protection of the Premises, including such proceedings as may be necessary to recover possession of the Premises and collect the Rents, (iv) remove any tenant or other persons from the Premises, (v) enter upon the Premises to maintain the Premises and keep the same in repair, and pay the costs thereof and of all services of all employees, including their equipment, and of all continuing costs and expenses of maintaining the Premises in proper repair and condition and (vi) pay all taxes, assessments and water utilities and the premiums on fire and other insurance effected by the Mortgagee on the Premises;
(c) the Mortgagee may do any and all things necessary or advisable to execute and comply with all applicable laws, rules, orders, ordinances and requirements of all governmental agencies; (d) the Mortgagee may (i) rent or lease the whole or any part of the Premises for such term or terms and on such conditions as the Mortgagee may deem appropriate, (ii) modify, terminate or accept the surrender of any Leases and/or (iii) waive, release, discharge or compromise any Rents or any obligations of any of the tenants under any Leases; (e) the Mortgagee may make any payment, including necessary costs, expenses and reasonable attorneys' fees and court costs, or perform any action, required of the Mortgagor under any Lease, without releasing the Mortgagor from the obligation to do so and without notice to or demand on the Mortgagor; (f) the Mortgagee may engage such agent or agents as the Mortgagee may deem appropriate, either in the Mortgagee's name or in the Mortgagor's name, to rent and manage the Premises, including the collection and application of the Rents; and (g) the Mortgagee may do all such other things and acts with respect to the Premises, the Leases and the Rents as the Mortgagee may deem appropriate and may act exclusively and solely in the place and stead of the Mortgagor. The Mortgagee has all of the powers of the Mortgagor for the purposes stated above. The Mortgagee shall not be required to do any of the foregoing acts or things and the fact that the Mortgagee shall have performed one or more of the foregoing acts or things shall not require the Mortgagee to do any other specific act or thing. The foregoing rights and remedies of the Mortgagee are in addition to and not in limitation of the rights and remedies of the Mortgagee at law, in equity, under this Mortgage or under any of the other Related Documents. The exercise by the Mortgagee of any of the foregoing rights and remedies shall not constitute a cure or waiver of any default in the payment or performance of any of the Liabilities or of any default under this Mortgage.

Any Rents received by the Mortgagee shall be applied against the Liabilities in such order or manner as the Mortgagee shall elect in its sole discretion.

The Mortgagor hereby irrevocably authorizes and directs the tenants under the Leases to pay the Rents to the Mortgagee upon written demand by the Mortgagee, without further consent of the Mortgagor. The tenants may rely upon any written statement delivered by the Mortgagee to the tenants. Any such payment to the Mortgagee shall constitute payment to the Mortgagor under the Leases. The provisions of this paragraph are intended solely for the benefit of the tenants and shall never inure to the benefit of the Mortgagor or any person claiming through or under the Mortgagor, other than a tenant who has not received such notice. This assignment is not contingent upon any notice or demand by the Mortgagee to the tenants.

This assignment shall not, prior to entry upon and taking possession of the Premises by the Mortgagee, be deemed to constitute the Mortgagee a "mortgagee in possession", nor obligate the Mortgagee to: (a) appear in or defend any proceedings relating to any of the Leases, the Rents or to the Premises; (b) take any action hereunder; (c) expend any money, incur any expense or perform any obligation or liability under the Leases; or (d) assume any obligation for any deposits delivered to the Mortgagor by any tenant and not delivered to the Mortgagee.

The Mortgagor consents to the appointment of a receiver for the Premises, without notice, if this is believed necessary or desirable by the Mortgagee.

The Rents constitute cash collateral as defined under federal bankruptcy law.

This assignment shall continue to be operative during any foreclosure or other proceeding taken to enforce this Mortgage and during any redemption period.


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Until the occurrence of any default in the payment or performance of any of the
Liabilities or the occurrence of a default under this Mortgage or under any loan papers related to the Liabilities the Mortgagor shall have a license, subject to the other covenants of the Mortgagor set forth in this assignment, to (a) remain in possession and control of the Premises, (b) operate and manage the Premises and (c) collect the Rents; provided that the granting of such license shall not constitute the Mortgagee's consent to the use of cash collateral in any bankruptcy proceedings. The foregoing license shall automatically and immediately terminate, without notice to the Mortgagor, upon the occurrence of any default in the payment or performance of any of the Liabilities or upon the occurrence of any default under this Mortgage or under any loan papers related to the Liabilities. Thereafter, the Mortgagor shall promptly pay or otherwise deliver to the Mortgagee all Rents that the Mortgagor may receive, and the Mortgagor shall hold such Rents in trust for the benefit of the Mortgagee until so paid or delivered to the Mortgagee.

The Mortgagor covenants, represents and warrants to the Mortgagee that the following statements are true and will remain true until the Mortgage is terminated and the Liabilities are paid in full:

      (i) The Mortgagor will fulfill and perform its obligations under all the Leases and give the Mortgagee prompt notice of any default in the performance of the terms and conditions of the Leases by either the Mortgagor or the tenant, together with copies of notices sent or received by the Mortgagor in connection with any Lease;

      (ii) Without the prior written consent of the Mortgagee, the Mortgagor shall not in any way (a) enter into any new Lease, (b) amend, modify, assign its interest under, cancel or terminate any Lease, (c) accept a surrender of any Lease, (d) accept any payment of Rent under any Lease more than thirty (30) days in advance or (e) waive, release, discharge or compromise any Rent or any of the tenant's obligations under any Lease, except that the Mortgagor may increase Lease rentals without the Mortgagee's consent;

      (iii) The Mortgagor will appear and defend or prosecute any action growing out of any Lease at the Mortgagor's cost and expense;

      (iv) The Mortgagee may, but shall not be required to, make any payment including necessary costs, expenses and reasonable attorneys' fees and court costs, or perform any action required of the Mortgagor under any Lease, without releasing the Mortgagor from the obligation to do so and without notice to or demand on the Mortgagor. The Mortgagor will, immediately upon demand, reimburse the Mortgagee for all such costs, expenses and fees, together with interest at the highest rate permitted by any instrument evidencing any of the Liabilities, all of which shall be added to the Liabilities;

      (v) The Mortgagor has not previously assigned any of its rights under any Lease. The Mortgagor has not accepted Rent more than thirty (30) days in advance of accrual. There is no present default under any Lease by either the Mortgagor or any tenant. All existing Leases are in full force and effect and unmodified. To the best of the Mortgagor's knowledge, no person or entity is in possession of the Premises, except pursuant to a valid and fully executed Lease that has been assigned to the Mortgagee pursuant to this assignment. The Mortgagor owns the Leases, is entitled to receive the Rents and has authority to assign the Leases and the Rents to the Mortgagee as set forth in this assignment. The Mortgagor will enforce the tenant's obligations under their respective Leases;

      (vi) The Mortgagee shall not be obligated by this assignment to perform or discharge any obligation under any Lease; and

      (vii) The Mortgagor covenants not to execute any other assignment of the Leases or the Rents as security for any debt without the prior written consent of the Mortgagee.

10. ASSIGNMENT OF INTEREST AS TENANT OR PURCHASER. If the Mortgagor's interest in the Premises is that of a tenant or a purchaser, the Mortgagor also assigns, mortgages and warrants to the Mortgagee, as additional security for the Liabilities, all of the Mortgagor's right, title and interest in and to any Leases, land contracts or other agreements by which the Mortgagor is leasing or purchasing all or any part of the Premises, including all modifications, renewals and extensions, and all of the Mortgagor's right, title and interest in and to any purchase options contained in any such Leases or other agreements. The Mortgagor agrees to pay each installment of rent, principal and interest required to be paid by it under any such Lease, land contract or other agreement when each installment becomes due and payable, whether by acceleration or otherwise. The Mortgagor further agrees to pay and perform all of its other obligations under any such Lease, land contract or other agreement.

If the Mortgagor defaults in the payment of any installment of rent, principal or interest, or in the payment or performance of any other obligation, under any such Lease, land contract or other agreement, the Mortgagee shall have the right, but not the obligation, to pay the installment or installments and to pay or perform the other obligations on behalf of and at the expense of the Mortgagor. If the Mortgagee receives a written notice of the Mortgagor's default under any such Lease, land contract or other agreement, the Mortgagee may rely on that notice as cause to take any action it deems necessary or reasonable to cure the default, even if the Mortgagor questions or denies the existence or nature of the default.


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11. SECURITY AGREEMENT. This Mortgage also constitutes a security agreement within the meaning of the Louisiana Commercial Laws as in effect from time to time in the state in which the Premises is located (the "UCC") and the Mortgagor grants to the Mortgagee a security interest in any Equipment or other personal property included within the definition of the Premises, and all proceeds, products and supporting obligations of any of the foregoing (the "Collateral"). Accordingly, the Mortgagee shall have all of the rights and remedies available to a secured party under the UCC. Upon the occurrence of any default under this Mortgage, the Mortgagee shall have, in addition to the remedies provided by this Mortgage, the right to use any method of disposition of collateral authorized by the UCC with respect to any portion of the Premises subject to the UCC. The Mortgagee shall have the right to require the Mortgagor to assemble the Collateral and make it available to the Mortgagee at a place designated by the Mortgagee which is reasonably convenient to both parties, the right to take possession of the Collateral with or without demand and with or without process of law, and the right to sell and dispose of the Collateral and distribute the proceeds according to law. Should a default occur, the Mortgagor will pay to the Mortgagee all costs reasonably incurred by the Mortgagee for the purpose of enforcing its rights hereunder, to the extent not prohibited by law, including, without limitation: costs of foreclosure; costs of obtaining money damages; and a reasonable fee for the services of internal and outside attorneys employed or engaged by the Mortgagee for any purpose related to this security agreement, including, without limitation, consultation, drafting documents, sending notices or instituting, prosecuting or defending litigation or any proceeding. The Mortgagor agrees that upon default the Mortgagee may dispose of any of the Collateral in its then present condition, that the Mortgagee has no duty to repair or clean the Collateral prior to sale, and that the disposal of the Collateral in its present condition or without repair or clean-up shall not affect the commercial reasonableness of such sale or disposition. The Mortgagee's compliance with any applicable state or federal law requirements in connection with the disposition of the Collateral will not adversely affect the commercial reasonableness of any sale of the Collateral. In connection with the right of the Mortgagee to take possession of the Collateral, the Mortgagee may, without liability on the part of the Mortgagee, take possession of any other items of property in or on the Collateral at the time of taking possession and hold them for the Mortgagor. If there is any statutory requirement for notice, that requirement shall be met if the Mortgagee sends notice to the Mortgagor at least ten (10) days prior to the date of the sale, disposition, or other event giving rise to the required notice. Upon the request of the Mortgagee, the Mortgagor shall execute and file such financing statements and shall take any other action requested by the Mortgagee to perfect and continue as perfected the Mortgagee's security interests in the Equipment and other personal property included in the definition of the Premises. The Mortgagor shall pay (and shall reimburse the Mortgagee for) all costs, including attorneys' fees and court costs, of the preparation and filing of any financing statements and the taking of any such other actions. A carbon, photographic or other reproduction of this Mortgage is sufficient as, and can be filed as, a financing statement. The Mortgagee is irrevocably appointed the Mortgagor's attorney-in-fact to execute any financing statement on the Mortgagor's behalf covering the Equipment and other personal property, tangible or intangible, that is included within the definition of Premises. Additionally, if permitted by applicable law, the Mortgagor authorizes the Mortgagee to file one or more financing statements related to the security interests created by this Mortgage and further authorizes the Mortgagee, instead of the Mortgagor, to sign such financing statements. The Mortgagor shall execute and deliver, or cause to be executed and delivered, such other documents as the Mortgagee may from time to time request to perfect or to further evidence the security interest created in the Collateral by this Mortgage. The Mortgagor further represents and warrants to the Mortgagee that (a) its principal residence or chief executive office is at the address shown above and (b) the Mortgagor's name as it appears in this Mortgage is identical to the name of the Mortgagor appearing in the Mortgagor's organizational documents, as amended, including trust documents. The Mortgagor will not, without the Mortgagee's prior written consent, change (a) the Mortgagor's name, (b) the Mortgagor's business organization, (c) the jurisdiction under which the Mortgagor's business organization is formed or organized, or (d) the address of the Mortgagor's chief executive office or principal residence or of any additional places of the Mortgagor's business.

12. REIMBURSEMENT OF ADVANCES. If the Mortgagor fails to perform any of its obligations under this Mortgage, or if any action or proceeding is commenced which materially affects the Mortgagee's interest in the Premises (including but not limited to a lien priority dispute, eminent domain, code enforcement, insolvency, bankruptcy or probate proceedings), then the Mortgagee at its sole option may make appearances, disburse sums and take any action it deems necessary to protect its interest (including but not limited to disbursement of reasonable attorneys' fees and court costs and entry upon the Premises to make repairs). Any amounts disbursed shall become additional Liabilities, shall be immediately due and payable upon notice from the Mortgagee to the Mortgagor, and shall bear interest at the highest rate permitted under any of the instruments evidencing any of the Liabilities. The Mortgagee's rights under this Section shall be in addition to all other rights and remedies of the Mortgagee under this Mortgage and the other Related Documents. Any action taken by the Mortgagee under this Section shall not be construed as curing any default that gave rise to such action by the Mortgagee.

13. DUE ON TRANSFER. If all or any part of the Premises or any interest in the Premises is transferred without the Mortgagee's prior written consent, the Mortgagee may, at its sole option, declare the Liabilities to be immediately due and payable.

14. NO ADDITIONAL LIEN. The Mortgagor covenants not to execute any mortgage, security agreement, assignment of leases and rentals or other agreement granting a lien against the interest of the Mortgagor in the Premises without the prior written consent of the Mortgagee, and then only when the document granting that lien expressly provides that it shall be subject to the lien of this Mortgage for the full amount secured by this Mortgage and shall also be subject and subordinate to all present and future leases affecting the Premises.

15. EMINENT DOMAIN. Notwithstanding any taking under the power of eminent domain, alteration of the grade of any road, alley, or the like, or other injury or damage to or decrease in value of the Premises by any public or quasi-public authority or corporation, the Mortgagor shall continue to pay the Liabilities in accordance with the terms of the Related Documents. By executing this Mortgage, the Mortgagor assigns the entire proceeds of any award or payment and any interest to the Mortgagee. The Mortgagor will notify the Mortgagee of any action or proceeding related to any taking of all or any part of the Premises, shall defend that action or proceeding in consultation with the Mortgagee and shall, if requested by the Mortgagee, deliver to the Mortgagee all documents and instruments that may be required to allow the Mortgagee to directly participate in or control such action or proceeding. The proceeds of any taking or grant in lieu of any taking shall be applied first toward reimbursement of all costs and expenses of the Mortgagee in collecting the proceeds, including reasonable attorneys' fees and court costs, and then toward payment of the Liabilities, whether or not then due or payable, or the Mortgagee, at its option, may apply the proceeds, or any part, to the alteration, restoration or rebuilding of the Premises.

16. ENVIRONMENTAL PROVISIONS. As used herein: the term "Hazardous Substance" shall mean any substance, material, or waste that is (a) included within the definitions of "hazardous substances," "hazardous materials," "hazardous waste," "toxic substances," "toxic materials," "toxic waste," or words of similar import in any Environmental Law, (b) listed as hazardous substances by the United States Department of Transportation or by the Environmental Protection Agency, or (c) petroleum, petroleum-related, or a petroleum by-product, asbestos or asbestos-containing material, polychlorinated biphenyls, flammable, explosive, radioactive, freon gas, radon, or a pesticide, herbicide, or any other agricultural chemical. The term "Environmental Law" shall mean any federal, state or local law, rule, regulation, decision, policy or guideline, pertaining to Hazardous Substances, or protection of the environment, and all present and future amendments thereto. Except as disclosed in writing by the Mortgagor to the Mortgagee, the Mortgagor represents and warrants to the Mortgagee that (i) neither the Premises nor the Mortgagor are in violation of any Environmental Law applicable to the Premises, or are subject to any existing, pending or threatened governmental investigation pertaining to the Premises, or are subject to any remedial obligation or lien under or in connection with any Environmental Law, (ii) the Mortgagor has no actual knowledge or notice of the presence or release of Hazardous Substances in, on or around any part of the Premises or the soil, groundwater or soil vapor on or under the Premises, or the migration of any Hazardous Substance, from or to any other property in the vicinity of the Premises; and (iii) the Mortgagor's intended future use of the Premises will not result in the release of any Hazardous Substance in, on or around any part of the Premises or in the soil, groundwater or soil vapor on or under the Premises, or the migration of any Hazardous Substance from or to any other property in the vicinity of the Premises.

The Mortgagor shall neither use nor permit any third party to use, generate, manufacture, produce, store, or release, on, under or about the Premises, or transfer to or from the Premises, any Hazardous Substance, except in compliance with all Environmental Laws, and shall otherwise comply, at the Mortgagor's sole expense and responsibility, with all Environmental Laws, provided that if any such occurrence shall nevertheless happen, the Mortgagor shall promptly remedy such condition, at its sole expense and responsibility. The Mortgagor shall not permit any environmental liens to be placed on any portion of the Premises. The Mortgagor shall promptly notify the Mortgagee in writing if (a) any of the representations and warranties herein are no longer accurate, (b) there may be any Hazardous Substance in, on or around the Premises or the soil, groundwater or soil vapor on or under the Premises, or (c) any violation of any Environmental Law on or affecting or otherwise in respect of the Premises has occurred. The Mortgagee and its agents shall have the right, and are hereby authorized, at any reasonable time to enter upon the Premises for the purposes of observing the Premises, taking and removing soil or groundwater samples, and conducting tests and/or site assessments on the Premises, or taking such other actions as the Mortgagee deems necessary or advisable to clean up, remove, resolve, or minimize the impact of, or otherwise deal with, any Hazardous Substances on or affecting the Premises following receipt of any notice from any person or entity asserting the existence or possible existence of any Hazardous Substances pertaining to the Premises, that, if true, could jeopardize the Mortgagee's security for the Liabilities. All reasonable costs and expenses paid or incurred by the Mortgagee in the exercise of any such rights shall be secured hereby and shall be payable by the Mortgagor upon demand.

The Mortgagor shall indemnify and hold the Mortgagee harmless from, for and against any and all actions, causes of action, claims, liabilities, damages (including foreseeable and unforeseeable consequential damages), losses, fines, penalties, judgments, awards, settlements, and costs and expenses (including, without limitation, reasonable attorneys' fees, experts', engineers' and consultants' fees, and costs and expenses of investigation, testing, remediation and dispute resolution) (collectively referred to as "Environmental Costs") that directly or indirectly arise out of or relate in any way to: (a) Any investigation, cleanup, removal, remediation, or restoration work of site conditions of the Premises relating to Hazardous Substances; (b) Any resulting damages, harm, or injuries to the person or property of any third parties or to any natural resources involving Hazardous Substances relating to the Premises;
(c) Any actual or alleged past or present disposal, generation, manufacture, presence, processing, production, release, storage, transportation, treatment, or use of any Hazardous Substance on, under, or about the Premises; (d) Any actual or alleged past or present violation of any Environmental Law relating to the Premises; (e) Any lien on any part of the Premises under any Environmental Law; or (f) Breach of any representation or warranty by or covenant of the Mortgagor herein. Notwithstanding anything contained herein to the contrary, the foregoing indemnity shall not apply to (i) matters resulting from the gross negligence or willful misconduct of the Mortgagee, or (ii) matters resulting solely from the actions of the Mortgagee taken after the Mortgagee has taken title to, or exclusive possession of the Premises, provided that, in both cases, such matters shall not arise from or be accumulated with any condition of the Premises, which condition was not caused by the Mortgagee. THE FOREGOING INDEMNITY IS EXPRESSLY INTENDED TO INCLUDE, AND DOES INCLUDE, ANY ENVIRONMENTAL COSTS ARISING AS A RESULT OF ANY STRICT LIABILITY IMPOSED OR THREATENED TO BE IMPOSED ON THE MORTGAGEE IN CONNECTION WITH ANY OF THE INDEMNIFIED MATTERS DESCRIBED IN THIS SECTION OR ARISING AS A RESULT OF THE NEGLIGENCE OF THE MORTGAGEE IN CONNECTION WITH SUCH MATTERS. This indemnity shall continue in full force and effect and shall survive the payment and performance of the Liabilities, the release of record of the lien, or any foreclosure (or action in lieu thereof), of this Mortgage, the exercise by the Mortgagee of any other remedy under this Mortgage or any other document or instrument evidencing or securing the Liabilities, and any suit, proceeding or judgment against the Mortgagor by the Mortgagee hereon.

17. EVENTS OF DEFAULT/REMEDIES. If any of the Liabilities are not paid at maturity, whether by acceleration or otherwise, or if a default occurs by anyone under the terms of this Mortgage or any Related Document, then the Mortgagee may exercise all of the rights, powers and remedies expressly or impliedly conferred on or reserved to it under this Mortgage or any other Related Document, or now or later existing at law or in equity, including without limitation the following: (i) the Mortgagee may declare the Liabilities to be immediately due,
(ii) the Mortgagee may proceed at law or in equity to collect the Liabilities, foreclose this Mortgage or otherwise pursue any of its rights or remedies available at law, in equity, pursuant to this Mortgage or pursuant to any of the other Related Documents and (iii) the Mortgagee may exercise any of its rights, powers or remedies pursuant to the UCC. The Mortgagee shall be entitled to the appointment of a receiver for the Premises as a matter of right and without notice (without regard to the value of the Premises) and the Mortgagor specifically consents to that appointment without notice. Without limitation, the receiver shall have the power to protect and preserve the Premises, operate the Premises prior to and during any foreclosure proceedings, to collect the Rents and apply the proceeds, over and above the costs of the receivership, to the Liabilities. The receiver shall serve without bond, if permitted by law.

The Premises may be sold in one parcel as an entirety or in such parcels, manner and order as the Mortgagee may elect. The proceeds of any sale of the Premises in foreclosure shall be retained by the Mortgagee, up to the amount due on the Liabilities, including costs of sale and any environmental remediation or other costs and expenses incurred by the Mortgagee in connection with the Liabilities and/or the Premises, including without limitation, attorneys' fees and court costs. By executing this Mortgage, the Mortgagor waives, in the event of a foreclosure of this Mortgage or the enforcement by the Mortgagee of any other rights and remedies in this Mortgage, any right otherwise available in respect to marshalling of assets which secure the Liabilities or to require the Mortgagee to pursue its remedies against any other such assets. The Mortgagor waives all errors and imperfections in any proceedings instituted by the Mortgagee to enforce any of its rights and remedies. The exercise of any one right or remedy by the Mortgagee under this Mortgage or any of the other Related Documents shall not impair or waive the Mortgagee's right to exercise any other rights or remedies available to it at law, in equity, under this Mortgage or under any of the other Related Documents, all such rights and remedies being cumulative. All fees, costs and expenses incurred by the Mortgagee in pursuing or enforcing its rights and remedies at law, in equity, under this Mortgage or under any of the other Related Documents, whether or not a lawsuit or legal action is filed, including attorneys' fees and court costs, shall be payable by the Mortgagor to the Mortgagee on demand and shall be secured by this Mortgage.

18. PLEDGE. If the Mortgagor is not liable for all or any part of the Liabilities, then the Mortgagor agrees that:

1. If any moneys become available from any source other than the Premises that the Mortgagee can apply to the Liabilities, the Mortgagee may apply them in any manner it chooses, including but not limited to applying them against obligations, indebtedness or liabilities which are not secured by this Mortgage.
2. The Mortgagee may take any action against the Borrower, the Premises or any other collateral for the Liabilities, or any other person or entity liable for any of the Liabilities.
3. The Mortgagee may release the Borrower or anyone else from the Liabilities, either in whole or in part, or release the Premises in whole or in part or any other collateral for the Liabilities, and need not perfect a security interest in the Premises or any other collateral for the Liabilities.
4. The Mortgagee does not have to exercise any rights that it has against the Borrower or anyone else, or make any effort to realize on the Premises or any other collateral for the Liabilities, or exercise any right of setoff.
5. Without notice or demand and without affecting the Mortgagor's obligations hereunder, from time to time, the Mortgagee is authorized to: (a) renew, modify, compromise, rearrange, restate, consolidate, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Liabilities or any part thereof, including increasing or decreasing the rate of interest thereon; (b) release, substitute or add any one or more sureties, endorsers, or guarantors; (c) take and hold other collateral for the payment of the Liabilities, and enforce, exchange, substitute, subordinate, impair, waive or release any such collateral; (d) proceed against the Premises or any other collateral for the Liabilities and direct the order or manner of sale as the Mortgagee in its discretion may determine; and (e) apply any and all payments received by the Mortgagee in connection with the Liabilities, or recoveries from the Premises or any other collateral for the Liabilities, in such order or manner as the Mortgagee in its discretion may determine.
6. The Mortgagor's obligations hereunder shall not be released, diminished or affected by (a) any act or omission of the Mortgagee, (b) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of the Borrower, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings affecting the Borrower or any of its assets or any other obligor on the Liabilities or that obligor's assets, (c) any change in the composition or structure of the Borrower or any other obligor on the Liabilities, including a merger or consolidation with any other person or entity, or (d) any payments made upon the Liabilities.
7. The Mortgagor expressly consents to any impairment of any other collateral for the Liabilities, including, but not limited to, failure to perfect a security interest and release of any other collateral for the Liabilities and any such impairment or release shall not affect the Mortgagor's obligations hereunder.
8. The Mortgagor waives and agrees not to enforce any rights of subrogation, contribution or indemnification that it may have against the Borrower, any person or entity liable on the Liabilities, or the Premises, until the Borrower and the Mortgagor have fully performed all their obligations to the Mortgagee, even if those obligations are not covered by this Mortgage.
9. The Mortgagor waives (a) to the extent not prohibited by applicable law, all rights and benefits under any laws or statutes regarding sureties, as may be amended, (b) any right the Mortgagor may have to receive notice of the following matters before the Mortgagee enforces any of its rights: (i) the Mortgagee's acceptance of this Mortgage, (ii) incurrence or acquisition of any Liabilities, any credit that the Mortgagee extends to the Borrower, (iii) the Borrower's default, (iv) any demand, diligence, presentment, dishonor and protest, or (v) any action that the Mortgagee takes regarding the Borrower, anyone else, any other collateral for the Liabilities, or any of the Liabilities, which it might be entitled to by law or under any other agreement, (c) any right it may have to require the Mortgagee to proceed against the Borrower, any guarantor or other obligor on the Liabilities, the Premises or any other collateral for the Liabilities, or pursue any remedy in the Mortgagee's power to pursue, (d) any defense based on any claim that the Mortgagor's obligations exceed or are more burdensome than those of the Borrower, (e) the benefit of any statute of limitations affecting the Mortgagor's obligations hereunder or the enforcement hereof, (f) any defense arising by reason of any disability or other defense of the Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of the obligation of the Borrower for the Liabilities, and (g) any defense based on or arising out of any defense that the Borrower may have to the payment or performance of the Liabilities or any portion thereof. The Mortgagee may waive or delay enforcing any of its rights without losing them. Any waiver affects only the specific terms and time period stated in the waiver.

10. The Mortgagor agrees that to the extent any payment or transfer is received by the Mortgagee in connection with the Liabilities, and all or any part of such payment or transfer is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be transferred or repaid by the Mortgagee or paid over to a trustee, receiver or any other person or entity, whether under any bankruptcy act or otherwise (any of those payments or transfers is hereinafter referred to as a "Preferential Payment"), then this Mortgage shall continue to be effective or shall be reinstated, as the case may be, even if all Liabilities have been paid in full, and whether or not the Mortgagee is in possession of this Mortgage or whether this Mortgage has been marked paid, cancelled, released or returned to the Mortgagor, and, to the extent of the payment or repayment or other transfer by the Mortgagee, the Liabilities or part intended to be satisfied by the Preferential Payment shall be revived and continued in full force and effect as if the Preferential Payment had not been made. If this Mortgage must be reinstated, the Mortgagor agrees to execute and deliver to the Mortgagee any new mortgages and agreements, if necessary or if requested by the Mortgagee, in form and substance acceptable to the Mortgagee, covering the Premises.
11. The Mortgagor agrees to fully cooperate with the Mortgagee and not to delay, impede or otherwise interfere with the efforts of the Mortgagee to secure payment from the assets which secure the Liabilities including actions, proceedings, motions, orders, agreements or other matters relating to relief from automatic stay, abandonment of property, use of cash collateral and sale of the Mortgagee's collateral free and clear of all liens.
12. The Mortgagor has (a) without reliance on the Mortgagee or any information received from the Mortgagor and based upon the records and information the Mortgagor deems appropriate, made an independent investigation of the Borrower, the Borrower's business, assets, operations, prospects and condition, financial or otherwise, and any circumstances that may bear upon those transactions, the Borrower or the obligations, liabilities and risks undertaken pursuant to this agreement; (b) adequate means to obtain from the Borrower on a continuing basis information concerning the Borrower and the Mortgagee has no duty to provide any information concerning the Borrower or other obligor on the Liabilities to the Mortgagor; (c) full and complete access to the Borrower and any and all records relating to any Liabilities now or in the future owing by the Borrower; (d) not relied and will not rely upon any representations or warranties of the Mortgagor not embodied in this agreement or any acts taken by the Mortgagor prior to or after the execution or other authentication and delivery of this agreement (including but not limited to any review by the Mortgagor of the business, assets, operations, prospects and condition, financial or otherwise, of the Borrower); and (e) determined that the Mortgagor will receive benefit, directly or indirectly, and has or will receive fair and reasonably equivalent value, for the execution and delivery of this agreement and the rights provided to the Mortgagee. By entering into this agreement, the Mortgagor does not intend: (i) to incur or believe that the Mortgagor will incur debts that would be beyond the Mortgagor's ability to pay as those debts mature; or
      (ii) to hinder, delay or defraud any creditor of the Mortgagor. The Mortgagor is neither engaged in nor about to engage in any business or transaction for which the remaining assets of the Mortgagor are unreasonably small in relation to the business or transaction, and any property remaining with the Mortgagor after the execution or other authentication of this agreement is not unreasonably small capital.

19. REPRESENTATIONS BY THE MORTGAGOR. Each Mortgagor represents that: (a) it is well and truly seized of good and marketable fee simple title to the real property comprising the Premises and it is the lawful owner of the personal property comprising the Premises, subject only to Permitted Encumbrances; (b) the execution and delivery of this Mortgage and the performance of the obligations it imposes do not violate any law, conflict with any agreement by which it is bound or require the consent or approval of any governmental authority or any third party; (c) this Mortgage is a valid and binding agreement enforceable according to its terms; (d) any balance sheets, profit and loss statements, and other financial statements furnished to the Mortgagee in connection with the Liabilities are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates; and (e) it shall not permit any proceedings in foreclosure or otherwise that would affect the Premises. Each Mortgagor, other than a natural person, further represents that: (i) it is duly organized, validly existing and in good standing under the laws of the state where it is organized and in good standing in each state where it is doing business; and (ii) the execution and delivery of this Mortgage and the performance of the obligations it imposes (A) are within its powers and have been duly authorized by all necessary action of its governing body and (B) do not contravene the terms of its articles of incorporation or organization, its by-laws, or any partnership, operating or other agreement governing its affairs.

20. NOTICE. Any notices and demands under or related to this Mortgage shall be in writing and delivered to the intended party at its address stated herein, and if to the Mortgagee, at its main office if no other address of the Mortgagee is specified herein, by one of the following means: (a) by hand; (b) by a nationally recognized overnight courier service; or (c) by certified mail, postage prepaid, with return receipt requested. Notice shall be deemed given:
(a) upon receipt if delivered by hand; (b) on the Delivery Day after the day of deposit with a nationally recognized courier service; or (c) on the third Delivery Day after the notice is deposited in the mail. "Delivery Day" means a day other than a Saturday, a Sunday or any other day on which national banking associations are authorized to be closed. Any party may change its address for purposes of the receipt of notices and demands by giving notice of such change in the manner provided in this provision. This notice provision shall be inapplicable to any judicial or non-judicial proceeding where state law governs the manner and timing of notices in foreclosure or receivership proceedings.

21. MISCELLANEOUS. If any provision of this Mortgage is in conflict with any statute or rule of law or is otherwise unenforceable for any reason whatsoever, then that provision is null and void to the extent of the conflict or unenforceability and shall be severed from but shall not invalidate any other provision of this Mortgage. No waiver by the Mortgagee of any right or remedy granted or failure to insist on strict performance by the Mortgagor waives any other right or remedy of the Mortgagee or waives or bars the subsequent exercise of the same right or remedy by the Mortgagee for any subsequent default by the Mortgagor. All rights and remedies of the Mortgagee are cumulative.

These promises and agreements bind and these rights benefit the parties and their respective successors and assigns. If there is more than one Mortgagor, the obligations under this Mortgage are joint and several (solidary). The Mortgagor agrees that the Mortgagee may at any time sell or transfer one or more participation interests in all or any part of the Liabilities to one or more purchasers whether or not related to the Mortgagee.

This Mortgage and the Related Documents constitute the entire understanding of the parties hereto and may not be amended or altered except by a written instrument that has been signed by the party(ies) against which enforcement of the amendment or alteration is sought.

Captions in this Mortgage are for convenience of reference only and do not limit the provisions of this Mortgage.

Time is of the essence in this Mortgage.

22. GOVERNING LAW AND VENUE. This Mortgage shall be governed by and construed in accordance with the laws of the State of Louisiana (without giving effect to its laws of conflicts); provided, however, that if the real estate that is the subject of this Mortgage is located in another state, the laws of such other state shall govern the validity, enforceability, perfection, priority, construction, effect, enforcement and remedies with respect to this Mortgage, but nothing herein shall be construed to provide that the laws of any state other than the State of Louisiana shall apply to the obligations and indebtedness secured by this Mortgage. The Mortgagor agrees that any legal action or proceeding with respect to any of its obligations under this Mortgage may be brought by the Mortgagee in any state or federal court located in the State of Louisiana, as the Mortgagee in its sole discretion may elect. By the execution and delivery of this Mortgage, the Mortgagor submits to and accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts. The Mortgagor waives any claim that the State of Louisiana is not a convenient forum or the proper venue for any such suit, action or proceeding.

23. INDEMNIFICATION. In addition to the indemnification provisions described in the Section captioned "Environmental Provisions" of this Mortgage, the Mortgagor agrees to indemnify, defend and hold the Mortgagee, its parent companies, subsidiaries, affiliates, their respective successors and assigns and each of their respective shareholders, directors, officers, employees and agents (collectively the "Indemnified Persons") harmless from and against any and all loss, liability, obligation, damage, penalty, judgment, claim, deficiency, expense, interest, penalties, attorneys' fees (including the fees and expenses of attorneys engaged by the Indemnified Person at the Indemnified Person's reasonable discretion) and amounts paid in settlement ("Claims") to which any Indemnified Person may become subject arising out of or relating to this agreement or the Collateral, except to the limited extent that the Claims are proximately caused by the Indemnified Person's gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this agreement and shall not be affected by the presence, absence or amount of or the payment or nonpayment of any claim under, any insurance.


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

The Mortgagor's indemnity obligations under this Section shall not in any way be affected by the presence or absence of covering insurance, or by the amount of such insurance or by the failure or refusal of any insurance carrier to perform any obligation on its part under any insurance policy or policies affecting the Mortgagor's assets or the Mortgagor's business activities. Should any Claim be made or brought against any Indemnified Person by reason of any event as to which the Mortgagor's indemnification obligations apply, then, upon any Indemnified Person's demand, the Mortgagor, at its sole cost and expense, shall defend such Claim in the Mortgagor's name, if necessary, by the attorneys for the Mortgagor's insurance carrier (if such Claim is covered by insurance), or otherwise by such attorneys as any Indemnified Person shall approve. Any Indemnified Person may also engage its own attorneys at its reasonable discretion to defend the Indemnified Person and to assist in its defense and the Mortgagor agrees to pay the fees and disbursements of such attorneys.

24. INFORMATION WAIVER. The Mortgagor agrees that the Mortgagee may provide any information or knowledge the Mortgagee may have about the Mortgagor or about any matter relating to this Mortgage or the Related Documents to JPMorgan Chase & Co., or any of its subsidiaries or affiliates or their successors, or to any one or more purchasers or potential purchasers of all or any part of the Liabilities and/or the Related Documents.

25. HOMESTEAD EXEMPTION WAIVER. If the Mortgagor is an individual, the Mortgagor and the Mortgagor's spouse declare that he/she/they waive and renounce in favor of the Mortgagee any homestead exemption and other exemptions from seizure arising under the laws of Louisiana.

26. WAIVER OF SPECIAL DAMAGES. THE MORTGAGOR WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THE UNDERSIGNED MAY HAVE TO CLAIM OR RECOVER FROM THE MORTGAGEE IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

26. JURY WAIVER. THE MORTGAGOR AND THE MORTGAGEE (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN THE MORTGAGOR AND THE MORTGAGEE ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE MORTGAGEE TO PROVIDE THE FINANCING DESCRIBED HEREIN.

THUS DONE AND PASSED, in my office in ___________________, Louisiana, in the presence of the undersigned competent witnesses who have signed this Act with the Mortgagor and me, Notary, after reading of the whole.


WITNESSES:                              MORTGAGOR:


                                        Blackwater New Orleans, L.L.C.

                                        By: Blackwater Midstream Corp., Manager

                                            By:
---------------------------                     --------------------------------

---------------------------                     --------------------------------
                                                Printed Name               Title




                                            ------------------------------------
                                                       Notary Public
                                            No.
                                                --------------------------------
                                            (Check One):
                                            [_] Notary Identification Number
                                            [_] Attorney Bar Roll Number


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